UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2022
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InfuSystem Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-35020 (Commission File Number)	20-3341405 (I.R.S. Employer Identification Number)

3851 West Hamlin Road Rochester Hills, Michigan 48309
(Address of principal executive offices) (Zip Code)

(248) 291-1210
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $.0001 per share	INFU	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 20, 2022, the Board of Directors of InfuSystem Holdings, Inc. (the “Company”) expanded the size of the Board of Directors from seven to eight members and elected R. Rimmy Malhotra to fill the vacancy created by this increase in size of the Board of Directors. Mr. Malhotra was elected to serve until the expiration of the current term in 2023, or until his successor is duly elected and qualified, unless he earlier resigns or is removed. Mr. Malhotra is not expected to serve as a member of any Committees.

Mr. Malhotra is the Managing Partner of Nicoya Capital LLC. Mr. Malhotra has also served as a non-employee director for HireQuest, Optex System, and Scott's Liquid Gold. Mr. Malhotra holds both a Bachelor of Science degree in computer science and Bachelor of Arts degree in economics from John Hopkins University, a Master of Business Administration in finance from The Wharton School of the University of Pennsylvania, and a Master of Arts degree in International Affairs & Lauder Fellow International Affairs from the University of Pennsylvania School of Arts and Sciences.

There are no arrangements or understandings between Mr. Malhotra and any other persons pursuant to which Mr. Malhotra was named a director of the Company. Mr. Malhotra is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Malhotra will be eligible to receive the compensation for his service as a director in accordance with the Company's standard arrangements for non-employee directors of the Company, which arrangements are described under the heading "Current Independent Director Compensation" in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2022. Mr. Malhotra has not entered into any other material plan, contract, arrangement or amendment in connection with his appointment to the Board of Directors. Mr. Malhotra will not receive equity grants until the next annual grants to directors.

A press release issued by the Company on September 23, 2022 announcing the election of Mr. Malhotra is filed as Exhibit 99.1 hereto.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release of InfuSystem Holdings, Inc. dated September 23, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFUSYSTEM HOLDINGS, INC.

By:	/s/ Barry Steele
Barry Steele
Chief Financial Officer

Dated: September 23, 2022